NUMBER CM 10747 hi-shear TECHNOLOGY CORP. SHARES INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 42839Y 10 4 This Certifies that is the record holder of FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, OF HI-SHEAR TECHNOLOGY CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of the certificate proper5ly endorsed, This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: /s/ George W. Trahan VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER /s/ Thomas R Mooney PRESIDENT COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY TRANSFER AGENT AND REGISTRAR By /s/ AUTHORIZED SIGNATURE

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certification, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT-	Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State)
TEN ENT-	as tenants	UNIF TRF MIN ACT-	Custodian (Cust) under Uniform Transfers to Minors Act (State)
JT TEN-	as joint tenants with rights of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECIEVED. ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Date __________________________

X _____________________________

X _____________________________

NOTICE:	THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAMES(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed